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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                       -------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 31, 1998


                               TRIDENT AUTOMOTIVE PLC
               (Exact name of Registrant as specified in its charter)


             ENGLAND                 333-8234                  NONE
 (State or other jurisdiction of (Commission File  (IRS Employer Identification
 Incorporation or organization)       Number)                 Number)

       2791 RESEARCH DRIVE
    ROCHESTER HILLS, MICHIGAN                                  48309
      (Address of principal                                 (Zip Code)
        executive offices)

                                   (248) 299-7500
                (Registrant's telephone number, including area code)


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ITEM 8.   CHANGES IN FISCAL YEAR

     Effective December 31, 1998, the Registrant determined to change the end of its fiscal year from March 31 to December 31. The nine-month transition period ended December 31, 1998 will be reported on Form 10-K.


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                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TRIDENT AUTOMOTIVE PLC


Date:  January 15, 1999                 By /s/ Stephen E.K. Graham
                                           -------------------------------------
                                           Stephen E.K. Graham
                                           Secretary